UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007 (February 6, 2007)

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US LEC CORP.

(Exact name of registrant as specified in its charter)

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Delaware	0-24061	56-2065535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morrocroft III 6801 Morrison Boulevard Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 319-1000

N/A

(Former name or former address, if changed since last report.)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry Into a Material Definitive Agreement

On February 6, 2007, US LEC Corp. ("US LEC") entered into Amendment No. 2 (the "Merger Agreement Amendment") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 11, 2006, as amended, by and among US LEC, PAETEC Corp. ("PAETEC"), PAETEC Holding Corp., a wholly-owned direct subsidiary of PAETEC (the "Company"), WC Acquisition Sub U Corp., a wholly-owned direct subsidiary of the Company, and WC Acquisition Sub P Corp., a wholly-owned direct subsidiary of the Company. The Merger Agreement Amendment amends the Merger Agreement to extend to March 31, 2007 the outside date, which is the date after which either US LEC or PAETEC shall be permitted to terminate the Merger Agreement if the mergers contemplated by the Merger Agreement have not been completed.

The foregoing description of the Merger Agreement Amendment is qualified in its entirety by reference to the Merger Agreement Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

On February 6, 2007, US LEC entered into Amendment No. 1 (the "Repurchase Agreement Amendment") to the Preferred Stock Repurchase Agreement (the "Repurchase Agreement"), dated as of August 11, 2006, by and among US LEC, PAETEC, Bain Capital CLEC Investors, L.L.C. ("Bain"), Thomas H. Lee Equity Fund IV, L.P. and related parties (collectively, "THL"), Richard T. Aab, Melrich Associates, L.P. and Tansukh V. Ganatra. The Repurchase Agreement Amendment amends the Repurchase Agreement to provide for the consent by Bain and THL to extend to March 31, 2007 the outside date under the Merger Agreement and to provide that references in the Repurchase Agreement to such outside date shall refer to such date as it may be amended with the prior written consent of Bain and THL.

The foregoing description of the Repurchase Agreement Amendment is qualified in its entirety by reference to the Repurchase Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On February 6, 2007, US LEC entered into Amendment No. 1 (the "Blackstone Voting Agreement Amendment") to the Voting Agreement (the "Blackstone Voting Agreement"), dated as of August 11, 2006, by and among Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P., Blackstone Family Investment Partnership III L.P. (collectively, "Blackstone"), US LEC and PAETEC. The Blackstone Voting Agreement Amendment amends the Blackstone Voting Agreement to provide for the consent by Blackstone to extend to March 31, 2007 the outside date under the Merger Agreement and to provide that the reference in the Blackstone Voting Agreement to such outside date shall refer to such date as it may be amended with the prior written consent of Blackstone.

The foregoing description of the Blackstone Voting Agreement Amendment is qualified in its entirety by reference to the Blackstone Voting Agreement Amendment, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

On February 6, 2007, US LEC entered into Amendment No. 1 (the "Madison Voting Agreement Amendment") to the Voting Agreement (the "Madison Voting Agreement"), dated as of August 11, 2006, by and among Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P., Special Advisors Fund I, LLC (collectively, "Madison"), US LEC and PAETEC. The Madison Voting Agreement Amendment amends the Madison Voting Agreement to provide for the consent by Madison to extend to March 31, 2007 the outside date under the Merger Agreement and to provide that the reference in the Madison Voting Agreement to such outside date shall refer to such date as it may be amended with the prior written consent of Madison.

The foregoing description of the Madison Voting Agreement Amendment is qualified in its entirety by reference to the Madison Voting Agreement Amendment, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

US LEC also set February 28, 2007 as the date of the special meeting of its stockholders to vote on the proposed merger transaction with PAETEC and the related matters set forth in the Merger Agreement.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
Exhibit 2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of February 6, 2007,

by and among US LEC Corp., PAETEC Corp., PAETEC Holding Corp., WC Acquisition Sub U Corp. and WC Acquisition Sub P Corp.

Exhibit 10.1	Amendment No. 1 to Preferred Stock Repurchase Agreement, dated as of February 6, 2007,

by and among US LEC Corp., PAETEC Corp., Bain Capital CLEC Investors, L.L.C., Thomas H. Lee Equity Fund IV, L.P., as agent for the parties identified in the Preferred Stock Repurchase Agreement as the "THL Sellers," Richard T. Aab, Melrich Associates, L.P. and Tansukh V. Ganatra.

Exhibit 10.2

Amendment No. 1 to Voting Agreement, dated as of February 6, 2007, by and among Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P., Blackstone Family Investment Partnership III L.P., US LEC Corp. and PAETEC Corp.

Exhibit 10.3

Amendment No. 1 to Voting Agreement, dated as of February 6, 2007, by and among Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P., Special Advisors Fund I, LLC, US LEC Corp. and PAETEC Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC Corp.

By:	/s/ J. Lyle Patrick
Name: J. Lyle Patrick
Title: Executive Vice President and
Chief Financial Officer

Date: February 6, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of February 6, 2007,

by and among US LEC Corp., PAETEC Corp., PAETEC Holding Corp., WC Acquisition Sub U Corp. and WC Acquisition Sub P Corp.

Exhibit 10.1	Amendment No. 1 to Preferred Stock Repurchase Agreement, dated as of February 6, 2007,

by and among US LEC Corp., PAETEC Corp., Bain Capital CLEC Investors, L.L.C., Thomas H. Lee Equity Fund IV, L.P., as agent for the parties identified in the Preferred Stock Repurchase Agreement as the "THL Sellers," Richard T. Aab, Melrich Associates, L.P. and Tansukh V. Ganatra.

Exhibit 10.2

Amendment No. 1 to Voting Agreement, dated as of February 6, 2007, by and among Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P., Blackstone Family Investment Partnership III L.P., US LEC Corp. and PAETEC Corp.

Exhibit 10.3

Amendment No. 1 to Voting Agreement, dated as of February 6, 2007, by and among Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P., Special Advisors Fund I, LLC, US LEC Corp. and PAETEC Corp.

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